SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): October 8, 1997

                           ROCHEM ENVIRONMENTAL, INC.
             (Exact name of registrant as specified in its charter)

                                      UTAH
                 (State or other jurisdiction of incorporation)

        0-23226                                        76-0422968
(Commission File Number)                            (I.R.S. Employer
                                                  Identification Number)

                  610 North Milby Street, Houston, Texas 77003
          (Address of principal executive offices, including zip code)

                                 (713) 224-7626
              (Registrant's telephone number, including area code)
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ITEM 1  CHANGES IN CONTROL OF REGISTRANT

        Inapplicable

ITEM 2  ACQUISITION OR DISPOSITION OF ASSETS

        Inapplicable

ITEM 3  BANKRUPTCY OR RECEIVERSHIP

        Inapplicable

ITEM 4  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        Coopers & Lybrand L.L.P. has resigned as the Company's independent certified public accountants effective October 8, 1997.

        Weinstein Spira & Company has been engaged as the Company's certified public accountants.

        The decision to change accountants was approved by the Company's board of directors, as the Company does not maintain an audit committee.

        There were no disagreements between the Company and Coopers & Lybrand L.L.P. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure in connection with the audits of the fiscal years ended September 30, 1995 and 1996, and any subsequent interim period preceding such resignation, nor did the report contain an adverse opinion or disclaimer of opinion.

ITEM 5  OTHER EVENTS

        Inapplicable

ITEM 6  RESIGNATIONS OF REGISTRANT'S DIRECTORS

        Inapplicable

ITEM 7  FINANCIAL STATEMENTS AND EXHIBITS

        Letter provided by former accountant.

ITEM 8  CHANGE IN FISCAL YEAR

        Inapplicable

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
                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ROCHEM ENVIRONMENTAL, INC.

                                    By  /s/ ERICK J. NEUMAN
                                            Erick J. Neuman, President

Dated: October 10, 1997

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                                    EXHIBITS

Exhibit                                                     Page
   No.
-------                                                     ----
  1.1       Letter Dated October 8, 1997 of
            Coopers & Lybrand L.L.P. . . . . . . . . . .      5

                                       4